Collateral Stratification Report

MASTR 2004-1

Pool Summary
Number of Loans:	1,332
Aggregrate Scheduled Principal Balance:	$656,058,862
Minimum Scheduled Principal Balance:	$109,898
Maximum Scheduled Principal Balance:	$1,488,238
Average Scheduled Principal Balance:	$492,537
Minimum Mortgage Interest Rate:	4.500%
Maximum Mortgage Interest Rate:	6.875%
WA Mortgage Interest Rate:	5.845%
Minimum Remaing Scheduled Term:	164
Maxinum Remaining Scheduled Term:	360
WA Remaining Scheduled Term:	337
Minimum Original LTV:	11.75%
Maximum Original LTV:	95.00%
WA Original LTV:	66.11%
Latest Maturity:	20340101
Prepay %:	1.41%
Conforming %:	0.20%

Top 10 States	# of Loans	Aggregate Balance	% of Aggregate Balance
California	609	$308,419,280	47.01%
New York	96	48,603,194	7.41
Illinois	81	37,915,738	5.78
Virginia	66	31,448,791	4.79
Florida	55	25,211,448	3.84
New Jersey	47	22,430,175	3.42
Maryland	43	20,012,821	3.05
Arizona	37	16,357,614	2.49
Massachusetts	34	15,718,577	2.40
Connecticut	23	12,937,464	1.97
Other	241	117,003,762	17.83
Total:	1,332	$656,058,862	100.00%

Range of Original Principal Balances	# of Loans	Aggregate Balance	% of Aggregate Balance
$200,000 or less	3	$460,200	0.07%
$200,001 - $250,000	2	448,960	0.07
$250,001 - $300,000	1	280,000	0.04
$300,001 - $350,000	62	21,034,557	3.21
$350,001 - $400,000	309	116,462,186	17.75
$400,001 - $450,000	292	124,304,825	18.95
$450,001 - $500,000	221	105,218,091	16.04
$500,001 - $550,000	112	58,750,986	8.96
$550,001 - $600,000	100	57,528,196	8.77
$600,001 - $650,000	110	69,726,003	10.63
$650,001 - $700,000	20	13,543,923	2.06
$700,001 - $750,000	24	17,501,123	2.67
$750,001 - $800,000	16	12,496,106	1.90
$800,001 - $850,000	7	5,811,530	0.89
$850,001 - $900,000	9	7,851,873	1.20
$900,001 - $950,000	8	7,329,356	1.12
$950,001 - $1,000,000	31	30,585,702	4.66
$1,000,001 or more	5	6,725,245	1.03
Total:	1,332	$656,058,862	100.00%
Average Original Bal: 495,059

Range of Loan Interest Rates	# of Loans	Aggregate Balance	% of Aggregate Balance
4.376% - 4.500%	3	$2,181,874	0.33%
4.501% - 4.625%	5	2,123,006	0.32
4.626% - 4.750%	27	14,003,530	2.13
4.751% - 4.875%	30	15,269,474	2.33
4.876% - 5.000%	45	20,731,465	3.16
5.001% - 5.125%	6	3,345,280	0.51
5.126% - 5.250%	19	8,959,437	1.37
5.251% - 5.375%	32	15,905,261	2.42
5.376% - 5.500%	134	66,565,146	10.15
5.501% - 5.625%	118	56,634,511	8.63
5.626% - 5.750%	204	100,418,943	15.31
5.751% - 5.875%	161	82,481,994	12.57
5.876% - 6.000%	138	67,458,162	10.28
6.001% - 6.125%	96	47,219,998	7.20
6.126% - 6.250%	118	56,595,354	8.63
6.251% - 6.375%	84	39,623,549	6.04
6.376% - 6.500%	48	25,716,340	3.92
6.501% - 6.625%	27	13,051,668	1.99
6.626% - 6.750%	23	10,828,522	1.65
6.751% - 6.875%	14	6,945,349	1.06
Total:	1,332	$656,058,862	100.00%
Weighted Average: 5.845%

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

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Jan 26, 2004 16:03

Collateral Stratification Report

MASTR 2004-1

Range of Original Loan to Value Ratios	# of Loans	Aggregate Balance	% of Aggregate Balance
50.00% or less	169	$89,066,278	13.58%
50.01% - 55.00%	78	40,115,751	6.11
55.01% - 60.00%	111	55,867,956	8.52
60.01% - 65.00%	125	65,709,577	10.02
65.01% - 70.00%	219	113,292,813	17.27
70.01% - 75.00%	182	86,380,664	13.17
75.01% - 80.00%	422	195,125,778	29.74
80.01% - 85.00%	4	1,721,829	0.26
85.01% - 90.00%	16	6,306,989	0.96
90.01% - 95.00%	6	2,471,227	0.38
Total:	1,332	$656,058,862	100.00%
Weighted Average: 66.11

Property Type	# of Loans	Aggregate Balance	% of Aggregate Balance
Single Family	1,091	$541,300,669	82.51%
Planned Unit Development	184	86,057,665	13.12
Condominium	35	16,959,707	2.59
Two- to Four Family	16	8,311,729	1.27
Coop	5	3,016,500	0.46
Townhouse	1	412,593	0.06
Total:	1,332	$656,058,862	100.00%

Loan Purpose	# of Loans	Aggregate Balance	% of Aggregate Balance
Rate & Term Refinance	665	$332,418,414	50.67%
Purchase	372	182,336,940	27.79
Cash Out Refinance	287	137,362,290	20.94
Construction to Perm	8	3,941,218	0.60
Total:	1,332	$656,058,862	100.00%

Occupancy Status	# of Loans	Aggregate Balance	% of Aggregate Balance
Primary	1,298	$636,774,578	97.06%
Secondary	31	17,724,954	2.70
Investor	3	1,559,330	0.24
Total:	1,332	$656,058,862	100.00%

Remaining Term to Maturity (Months)	# of Loans	Aggregate Balance	% of Aggregate Balance
121 - 180	147	$71,551,098	10.91%
241 - 300	2	758,816	0.12
301 - 360	1,183	583,748,949	88.98
Total:	1,332	$656,058,862	100.00%
Weighted Average: 337

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

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Jan 26, 2004 16:03

Collateral Stratification Report

MASTR 2004-1

Geographic Distribution	# of Loans	Aggregate Balance	% of Aggregate Balance
California	609	$308,419,280	47.01%
New York	96	48,603,194	7.41
Illinois	81	37,915,738	5.78
Virginia	66	31,448,791	4.79
Florida	55	25,211,448	3.84
New Jersey	47	22,430,175	3.42
Maryland	43	20,012,821	3.05
Arizona	37	16,357,614	2.49
Massachusetts	34	15,718,577	2.40
Connecticut	23	12,937,464	1.97
Georgia	22	11,951,485	1.82
Texas	23	11,067,943	1.69
Washington	22	10,276,049	1.57
Michigan	22	10,225,005	1.56
Tennessee	20	10,180,983	1.55
Colorado	19	8,745,223	1.33
Pennsylvania	14	6,248,888	0.95
North Carolina	12	6,021,169	0.92
District Of Columbia	10	5,387,603	0.82
Oregon	11	5,046,208	0.77
Indiana	9	4,357,583	0.66
Ohio	8	3,880,051	0.59
Minnesota	7	3,449,977	0.53
Utah	7	3,300,718	0.50
Maine	3	2,122,534	0.32
Kansas	4	1,958,517	0.30
Kentucky	4	1,811,163	0.28
Nevada	3	1,530,204	0.23
Delaware	2	1,175,439	0.18
Idaho	1	993,201	0.15
New Mexico	2	911,462	0.14
Oklahoma	2	891,386	0.14
Rhode Island	2	853,702	0.13
Louisiana	2	758,302	0.12
New Hampshire	2	740,462	0.11
Vermont	2	707,002	0.11
Hawaii	1	539,021	0.08
South Carolina	1	448,281	0.07
Wisconsin	1	414,993	0.06
Alabama	1	389,293	0.06
Missouri	1	386,149	0.06
Montana	1	233,767	0.04
Total:	1,332	$656,058,862	100.00%
top zip %:0.76
Northern CA %: 23.73
Southern CA %: 23.28

Document Type	# of Loans	Aggregate Balance	% of Aggregate Balance
Full	910	$446,399,904	68.04%
Alternate	169	80,984,543	12.34
Limited	107	56,295,335	8.58
Reduced	97	47,984,233	7.31
Stated Doc	24	11,462,847	1.75
Streamline	15	6,941,741	1.06
No Doc	7	3,901,068	0.59
No Ratio	2	1,495,446	0.23
Stated Value	1	593,745	0.09
Total:	1,332	$656,058,862	100.00%

Credit Scores	# of Loans	Aggregate Balance	% of Aggregate Balance
601 - 650	58	$29,424,128	4.48%
651 - 700	255	127,073,072	19.37
701 - 750	448	219,092,499	33.40
751 - 800	541	265,817,023	40.52
801 - 850	30	14,652,141	2.23
Total:	1,332	$656,058,862	100.00%
Weighted Average: 733

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

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Jan 26, 2004 16:03

Collateral Stratification Report

MASTR 2004-1

Loan Seller	# of Loans	Aggregate Balance	% of Aggregate Balance
Wells Fargo Home Mortgage	241	$126,160,428	19.23%
Wamu	197	99,686,556	15.19
Provident Funding	181	80,903,585	12.33
Suntrust	151	71,124,006	10.84
Nat City Mortgage	120	63,938,140	9.75
Virtual Bank	85	43,290,965	6.60
UBS Conduit	88	43,238,423	6.59
HSBC	70	32,882,474	5.01
Cendant Mortgage	63	30,787,455	4.69
Bank One	36	17,324,637	2.64
Mid-America	19	9,522,127	1.45
Greenpoint Mortgage Corporation	18	8,553,990	1.30
Wachovia Securities	10	5,204,561	0.79
Downey Savings	12	4,979,651	0.76
Universal America Mortgage Corporation	11	4,835,303	0.74
Washington Mutual Bank	8	4,205,947	0.64
QCK	9	3,516,110	0.54
Mortgage IT	5	1,990,931	0.30
E-Loan	3	1,752,219	0.27
Mortgage Store	2	1,051,265	0.16
Trust Company of New Jersey	2	749,581	0.11
E-TRADE Bank	1	360,510	0.05
Total:	1,332	$656,058,862	100.00%

Originator	# of Loans	Aggregate Balance	% of Aggregate Balance
American Home Mortgage	96	$43,040,109	6.56%
American Mortgage Network	12	6,750,972	1.03
Bank One	36	17,324,637	2.64
Cendant Mortgage	63	30,787,455	4.69
Downey Savings	21	9,679,614	1.48
E-Loan	3	1,752,219	0.27
E-TRADE Bank	1	360,510	0.05
First Financial	7	3,585,512	0.55
First Saving	1	993,284	0.15
Flick	1	156,732	0.02
Greenpoint Mortgage Corporation	18	8,553,990	1.30
HSBC	70	32,882,474	5.01
JLM	1	370,723	0.06
Mid-America	19	9,522,127	1.45
Mortgage IT	16	6,950,006	1.06
Mortgage Store	2	1,051,265	0.16
Nat City Mortgage	120	63,938,140	9.75
Nexstar	9	4,055,778	0.62
Plaza Home Mortgage	2	774,993	0.12
Prism Mortgage/RBC Mortgage	78	44,936,400	6.85
Provident Funding	181	80,903,585	12.33
Suntrust	151	71,124,006	10.84
Trust Company of New Jersey	2	749,581	0.11
Universal America Mortgage Corporation	11	4,835,303	0.74
Virtual Bank	85	43,290,965	6.60
Wachovia Securities	10	5,204,561	0.79
Wall Street Bankers	1	1,378,037	0.21
Washington Mutual	8	4,205,947	0.64
Wells Fargo Home Mortgage	241	126,160,428	19.23
	57	27,223,402	4.15
QCK	9	3,516,110	0.54
Total:	1,332	$656,058,862	100.00%

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

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Jan 26, 2004 16:03

Collateral Stratification Report

MASTR 2004-1

Servicer	# of Loans	Aggregate Balance	% of Aggregate Balance
Bank One	36	$17,324,637	2.64%
Cendant	63	30,787,455	4.69
Downey	44	21,162,165	3.23
GMAC Mortgage	115	57,961,904	8.83
Greenpoint	17	8,164,123	1.24
HSBC	70	32,882,474	5.01
MIDAMERICA	19	9,522,127	1.45
National City Mortgage	120	63,938,140	9.75
Nextstar	10	4,452,840	0.68
Provident	181	80,903,585	12.33
Suntrust	151	71,124,006	10.84
Trust Company of New Jersey	2	749,581	0.11
Wamu	197	99,686,556	15.19
Washington Mutual Bank	8	4,205,947	0.64
Wells Fargo	299	153,193,324	23.35
Total:	1,332	$656,058,862	100.00%

Mortgage Ins.	# of Loans	Aggregate Balance	% of Aggregate Balance
GEMICO	7	$2,684,529	0.41%
MGIC	4	1,588,757	0.24
PMI Mortgage Insurance	7	3,039,388	0.46
Republic Mortgage Insurance	1	355,845	0.05
United Guaranty	7	2,831,525	0.43
ORIG LTV < 80	1,306	645,558,818	98.40
Total:	1,332	$656,058,862	100.00%
% LTV > 80 NO MI: 0.00%

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

I:\Deals\mastr04_1\final\MASTR04_1fin.cas

Jan 26, 2004 16:03